AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY
5, 1997

                           REGISTRATION NO. 333-_____
              ---------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                      ------------------------------------
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                      ------------------------------------
                           SMITHWAY MOTOR XPRESS CORP.
               (Exact name of registrant as specified in charter)

            NEVADA                                     42-1433844
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
 INCORPORATION OR ORGANIZATION)
                      ------------------------------------
                                 RURAL ROUTE #5
                             FORT DODGE, IOWA 50501
                                  (515)576-7418
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)
                     ------------------------------------
            SMITHWAY MOTOR XPRESS, INC. 401(K) RETIREMENT SAVINGS AND
                                INVESTMENT PLAN
                              (Full title of plan)
                      ------------------------------------
                                WILLIAM G. SMITH
                CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER
                           SMITHWAY MOTOR XPRESS CORP.
                                 RURAL ROUTE #5
                             FORT DODGE, IOWA 50501
                                  (515)576-7418

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                      ------------------------------------
                                   Copies to:
                              HEIDI HORNUNG SCHERR, ESQ.
                             SCUDDER LAW FIRM, P.C.
                        411 SOUTH 13TH STREET, SUITE 200
                             LINCOLN, NEBRASKA 68508
                                 (402) 435-3223
                      ------------------------------------
         APPROXIMATE  DATE OF  COMMENCEMENT  OF PROPOSED  SALES PURSUANT TO THE
PLAN: As soon as practicable after the effective date of this registration statement.
                      ------------------------------------

                      CALCULATION OF REGISTRATION FEE
                                                                PROPOSED            PROPOSED MAXIMU        AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED      AMOUNT TO BE       MAXIMUM OFFERING       AGGREGATE OFFERING    REGISTRATION
                                          REGISTERED       PRICE PER SHARE (1)          PRICE (1)             FEE

--------------------------------------- ------------------  ---------------------  --------------------  ---------------------
Participation Interests................ Indeterminate              --                      --                   --
--------------------------------------- ------------------  ---------------------  --------------------  ---------------------
Class A Common Stock, $.01 par value... 1,000,000              $9.0625               $9,062,500              $2,747
=====================================   ==================  =====================  ======================= ==================


(1) Estimated pursuant to Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act") solely for purposes of calculating the registration fee. The price is based upon the average of the bid and asked price of Smithway Motor Xpress Corp. Class A Common Stock on February 4, 1997, as reported on the Nasdaq National Market.


                                                               Page 1 of 5 pages

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The documents containing the information specified in Part I, Items 1 and 2, will be delivered to employees in accordance with Form S-8 and Rule 428 under the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     Smithway  Motor  Xpress  Corp.  (the  "Company")  hereby   incorporates  by
reference in this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

                 a. The Company's latest prospectus filed pursuant to Rule 424(b) under the Securities Act, which was part of the Company's Registration Statement on Form S-1 (No. 33-90356, effective June 27,
         1996), containing audited financial statements for the Company's latest fiscal year (the "Registration Statement"); and

                 b. The description of the Company's Class A Common Stock contained under the caption "Description of Registrant's Securities to be Registered" in the Company's registration statement on Form 8-A filed June 7, 1996, which incorporates by reference the information under the heading "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Company's prospectus dated June 27, 1996, included in the Registration Statement, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Nevada General Corporation Law provides for the indemnification of officers and directors (and others) under certain circumstances against expenses incurred in successfully defending against a claim and authorizes Nevada corporations to indemnify their officers and directors under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been an officer or director.

         Article VII of the Company's Articles of Incorporation and Article X of the Company's Bylaws provide that the Company's directors and officers shall be indemnified against liabilities they may incur while serving in such capacities to the fullest extent allowed by the Nevada General Corporation Law. Under these indemnification provisions, the Company is required to indemnify its directors and officers

                                                               Page 2 of 5 pages
against any reasonable expenses (including attorneys' fees) incurred by them in the defense of any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which they were made a party, or in defense of any claim, issue, or matter therein, by reason of the fact that they are or were a director or officer of the Company or while a director or officer of the Company are or were serving at the Company's request as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise unless it is ultimately determined by a court of competent jurisdiction that they failed to act in a manner they believed in good faith to be in, or not opposed to, the best interests of the Company, and with respect to any criminal proceeding, had reasonable cause to believe their conduct was lawful. The Company will advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the Company. The Company may, through indemnification agreements, insurance, or otherwise, provide additional indemnification.

         Article VI of the Company's Articles of Incorporation eliminates, to the fullest extent permitted by law, the liability of directors and officers for monetary or other damages for breach of fiduciary duties to the Company and its stockholders as a director or officer.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to officers, directors, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS


EXHIBIT NO.                                                  EXHIBIT

4.1                Articles of Incorporation  of Smithway Motor Xpress Corp.  (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1, File
                   No. 33-90356 (the "Form S-1"))

4.2                Bylaws of Smithway Motor Xpress Corp. (incorporated by reference to Exhibit 3.2 to the Form S-1)

5*                 Opinion of Scudder Law Firm, P.C. as to the validity of the shares of Class A
                   Common Stock, par value $0.01 per share

23.1*              Consent of KPMG Peat Marwick LLP

23.2*              Consent of Denman & Company, L.L.P.

23.3               Consent of Scudder Law Firm, P.C. (contained in Exhibit 5.1 hereto)

24                 Power of Attorney (contained in the signature pages to this Registration Statement)

99.1               Smithway Motor Xpress, Inc. 401(k) Retirement Savings & Investment Plan,
                   adopted August 14, 1992, as amended and Adoption Agreement (incorporated by reference to Exhibit 10.4 to the Form S-1)

99.2*              Amendment Number Four to the Smithway Motor Xpress, Inc. 401(k) Retirement
                   Savings & Investment Plan, adopted December 31, 1996

                  *  FILED HEREWITH


                                                               Page 3 of 5 pages

ITEM 9.  UNDERTAKINGS

     a. RULE 415 OFFERING. The undersigned registrant hereby undertakes:

     1. To file, during any period in which offers or sales are being made, a post- effective amendment to this registration statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  PROVIDED, HOWEVER, that paragraph (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

     2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     b. FILING INCORPORATING SUBSEQUENT EXCHANGE ACT DOCUMENTS BY REFERENCE. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     c. REQUEST FOR ACCELERATION OF EFFECTIVE DATE OR FILING OF REGISTRATION STATEMENT ON FORM S-8. Insofar as indemnification for liabilities arises under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                                               Page 4 of 5 pages

                                   SIGNATURES

         The REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Fort Dodge, State of Iowa on February 5, 1997.

                                        SMITHWAY MOTOR XPRESS CORP.

                                        By:      /s/ WILLIAM G. SMITH

                                        William G. Smith, Chairman of the Board,
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints William G. Smith, Michael E. Oleson, G. Larry Owens and each of them, as attorneys-in-fact with full power of substitution, to execute in their respective names, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to this Registration Statement as the attorney-in-fact and to file any such amendment to the Registration Statement, exhibits thereto and documents required in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and their substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and their substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES                      TITLE                                    DATE
/s/ WILLIAM G. SMITH            Chairman of the Board, President         February 5, 1997
--------------------            Chief Executive Officer
William G. Smith

/s/ G. LARRY OWENS              Executive Vice President and             February 5, 1997
------------------              Chief Financial Officer; Director
G. Larry Owens

/s/ MICHAEL E. OLESON           Treasurer and Chief Accounting           February 5, 1997
---------------------           Officer
Michael E. Oleson

/s/ HERBERT D. IHLE             Director                                 February 5, 1997
-------------------
Herbert D. Ihle

/s/ ROBERT E. RICH              Director                                 February 5, 1997
------------------
Robert E. Rich

/s/ TERRY G. CHRISTENBERRY      Director                                 February 5, 1997
--------------------------
Terry G. Christenberry


                                                               Page 5 of 5 pages


                                    EXHIBITS

EXHIBIT NO.        EXHIBIT

4.1                Articles of Incorporation of Smithway Motor Xpress Corp. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1, File
                   No. 33-90356 (the "Form S-1"))

4.2                Bylaws of Smithway Motor Xpress Corp. (incorporated by reference to Exhibit 3.2 to the Form S-1)

5*                 Opinion of Scudder Law Firm, P.C. as to the validity of the shares of Class A
                   Common Stock, par value $0.01 per share

23.1*              Consent of KPMG Peat Marwick LLP

23.2*              Consent of Denman & Company, L.L.P.

23.3               Consent of Scudder Law Firm, P.C. (contained in Exhibit 5.1 hereto)

24                 Power of Attorney (contained in the signature pages to this Registration Statement)

99.1               Smithway Motor Express, Inc. 401(k) Retirement Savings & Investment Plan,
                   adopted August 14, 1992, as amended and Adoption Agreement (incorporated by reference to Exhibit 10.4 to the Form S-1)

99.2*              Amendment Number Four to the Smithway Motor Xpress, Inc. 401(k) Retirement
                   Savings & Investment Plan, adopted December 31, 1996

                  * FILED HEREWITH
